MMC SUBSIDIARY LIST
                                 AS OF 2-28-2003

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122306 Canada Inc                                                                            Canada
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1302318 Ontario Inc.                                                                         Canada
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A. Constantinidi & CIA. S.C.                                                                 Uruguay
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Actuarios Consultores Asociados                                                              Portugal
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Administradora de Inmuebles Fin, S.A. de C.V.                                                Mexico
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Admiral Holdings Limited                                                                     England
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Admiral Ireland Limited                                                                      Ireland
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Admiral Underwriting Agencies (Ireland) Limited                                              Ireland
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Admiral Underwriting Agencies Limited                                                        England
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AFCO Premium Acceptance Inc.                                                                 California
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AFCO Premium Credit LLC                                                                      Delaware
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Affinity Financial Incorporated                                                              Iowa
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Affinity Groups Advantage Limited                                                            England
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Albert Willcox & Co. of Canada Ltd.                                                          Canada
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Aldgate Investments Limited                                                                  Bermuda
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Aldgate US Investments                                                                       England
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Alfram Consultores S.A.C.                                                                    Peru
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All Asia Sedgwick Insurance Brokers Corporation                                              Philippines
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Allied Medical Assurance Services Limited                                                    England
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America Surplus Lines Insurance Company                                                      Mississippi
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American Overseas Management Corporation (Canada)                                            Canada
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Am-Grip, Inc.                                                                                Texas
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Antah Sedgwick Insurance Brokers Sdn. Bhd.                                                   Malaysia
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Anthony Lumsden & Company Limited                                                            England
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Anthony Lumsden Group Limited                                                                England
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APRIMAN, Inc.                                                                                California
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Assivalo Comercial E Representacoes Ltda.                                                    Brazil
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Assur Conseils Cecar & Jutheau S.A.                                                          Senegal
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Australian World Underwriters Pty Ltd.                                                       Australia
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Aviation Risk Management Services Limited                                                    England
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Avongrove Limited                                                                            England
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Ayba SA                                                                                      Argentina
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B.K. Thomas & Partners Limited                                                               England
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Baden-Wurttemberg mbH                                                                        Germany
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Balis & Co., Inc.                                                                            Pennsylvania
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Bargheon US LLC                                                                              Delaware
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Bau Assekuranz Vermittlungs GmbH                                                             Germany
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Beneficios Ltda.                                                                             Colombia
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Bland Payne (South Aust.) Pty Limited                                                        Australia
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Bonnor Holding A/S                                                                           Denmark
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Border Insurance Services, Inc.                                                              California
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Bowring Marine Limited                                                                       England
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Bowring Reinsurance Brokers Limited                                                          England
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Bowring Risk Management Limited                                                              England
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BRW Insurance & Financial Services Limited                                                   Ireland
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BRW Insurance Brokers Limited                                                                Ireland
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

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BRW Pensions & Financial Consultants Limited                                                 Ireland
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ByS Servicios Especiales, Agente de Seguros, S.A. de C.V.                                    Mexico
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C.T. Bowring & Co. (Insurance) Limited                                                       England
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C.T. Bowring and Associates (Private) Limited                                                Zimbabwe
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C.T. Bowring Ireland Limited                                                                 Ireland
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C.T. Bowring Limited                                                                         England
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C.T. Bowring Trading (Holdings) Limited                                                      England
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California Insurance Services, Inc.                                                          California
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Capatho AB                                                                                   Sweden
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Caribbean Marine Associates, Inc.                                                            Florida
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CarLease Luxembourg SA                                                                       Luxembourg
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Carpenter Bowring (UK) Limited                                                               England
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Casualty Insurance Company Services, Inc.                                                    California
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CBH Limited                                                                                  England
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Cecar Brasil Administracao e Corretagem de Seguros Ltda.                                     Brazil
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Cecar Tunisie                                                                                Tunisia
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Charbonneau, Dulude & Associes (1985) Limitee/Charbonneau,U                                  Canada
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Claims, Inc                                                                                  Texas
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Cofast SA                                                                                    France
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Combined Performance Measurement Services Limited                                            Ireland
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Companias DeLima S.A.                                                                        Colombia
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Confidentia Life Insurance Agency Ltd.                                                       Israel
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Confidentia Marine Insurance Agency (1983) Ltd.                                              Israel
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Constantinidi Marsh SA                                                                       Uruguay
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Consulmercer-Consultores de Gestao, Sociedade Unipessoal, Lda.                               Portugal
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Consultores 2020                                                                             Venezuela
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Consultores en Garantias, S.A. de C.V.                                                       Mexico
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Corporate Pensions & Financial Services Limited                                              Scotland
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Corporate Resources Group (Holdings) Ltd.                                                    British Virgin Islands
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Corporate Resources Group (UK) Limited                                                       England
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Corporate Risk Limited                                                                       Scotland
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Countryside, Inc                                                                             Tennessee
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CRG (India) Private Ltd.                                                                     India
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CRG (Singapore) Pte Ltd                                                                      Singapore
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CRG (Thailand) Ltd.                                                                          Thailand
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CRG A/S                                                                                      Denmark
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CRG Finland OY                                                                               Finland
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CRG Holdings, Inc.                                                                           Philippines
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CRG HR SDN BHD                                                                               Malaysia
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CRG Iberica, SL                                                                              Spain
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CRG Ltd.                                                                                     Hong Kong
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CRG Sverige AB                                                                               Sweden
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Crown Court Trust Limited                                                                    England
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Cruiselook Limited                                                                           England
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Crump E&S of California Insurance Services, Inc.                                             California
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Crump E&S of Sacramento Insurance Services, Inc.                                             California
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Crump E&S of San Francisco Insurance Services, Inc.                                          California
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Crump Financial Services, Inc.                                                               Tennessee
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Crump Group, Inc.                                                                            Delaware
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Crump Insurance Services Northwest, Inc.                                                     Washington
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

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Crump Insurance Services of Atlanta, Inc.                                                    Georgia
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Crump Insurance Services of Boston, Inc.                                                     Massachusetts
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Crump Insurance Services of Colorado, Inc.                                                   Colorado
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Crump Insurance Services of Florida, Inc.                                                    Florida
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Crump Insurance Services of Houston, Inc.                                                    Texas
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Crump Insurance Services of Illinois, Inc.                                                   Illinois
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Crump Insurance Services of Louisiana, Inc.                                                  Louisiana
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Crump Insurance Services of Memphis, Inc.                                                    Tennessee
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Crump Insurance Services of Michigan                                                         Michigan
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Crump Insurance Services of Texas, Inc.                                                      Texas
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Crump Insurance Services, Inc.                                                               Texas
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Crump of New Jersey, Inc.                                                                    New Jersey
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Crump of New York, Inc.                                                                      New York
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Cumberland Brokerage Limited                                                                 Bermuda
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CVA Consultants, Inc.                                                                        Nevada
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Danish Re (Bermuda) Limited                                                                  Bermuda
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Decision Research Corporation                                                                Massachusetts
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DeLima Marsh S.A. - Los Corredores de Seguros S.A.                                           Colombia
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DeLima Mercer Agencia de Seguros Ltda.                                                       Colombia
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DeLima Mercer Consultoria de Recursos Humanos Ltda.                                          Colombia
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Deutsche Post Assekuranz Vermittlungs GmbH                                                   Germany
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Digitsuper Limited                                                                           England
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Don A. Harris & Associates, Inc.                                                             Nevada
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Dupuis, Parizeau, Tremblay, Inc.                                                             Canada
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E.W. Payne & Co. (Marine) Limited                                                            England
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Elysees Prevoyance Gestion                                                                   France
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Encon Group Inc.                                                                             Canada
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Encon Holdings, Inc.                                                                         Canada
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Encon Holdings, Inc. (Texas)                                                                 Texas
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Encon Management Services, Inc.                                                              Canada
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Encon Reinsurance Managers Inc.                                                              Canada
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Encon Title Insurance Managers Inc.                                                          Canada
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Encon Underwriting Agency, Inc.                                                              Texas
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Encon Underwriting Limited                                                                   England
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English Pension Trustees Limited                                                             England
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Epsilon Insurance Company, Ltd.                                                              Cayman Islands
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Espana Cinco, Inc.                                                                           Delaware
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Espana Cuatro, Inc.                                                                          Delaware
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Espana Dos, Inc.                                                                             Delaware
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Espana Ocho, Inc.                                                                            Delaware
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Espana Seis, Inc.                                                                            Delaware
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Espana Siete, Inc.                                                                           Delaware
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Espana Tres, Inc.                                                                            Delaware
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Espana Uno, Inc.                                                                             Delaware
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Excess and Treaty Management Corporation                                                     New York
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Exmoor Management Company Limited                                                            Bermuda
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Fenchurch Insurance Brokers Pty. Limited                                                     Australia
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Fernando Mesquida y Asociados SA                                                             Argentina
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Flexifund Limited                                                                            England
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FMV - Flughafen Munchen Versicherungsvermittlungsgesellschaft mbH                            Germany
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

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G. E. Freeman Insurance Agency Limited                                                       Canada
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Gaelarachas Teoranta                                                                         Ireland
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Galbraith & Green, Inc of Ohio                                                               Ohio
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Gem Insurance Company Limited                                                                Bermuda
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Gradmann & Holler GbR                                                                        Germany
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GSC Grupo de Servicos a Cortoes de Credito S/C Ltda.                                         Brazil
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Guy Bergeron & Associes Inc.                                                                 Canada
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Guy Carpenter & Cia., S.A.                                                                   Spain
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Guy Carpenter & Co. Labuan Ltd.                                                              Malaysia
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Guy Carpenter & Company (Asia) Limited                                                       Hong Kong
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Guy Carpenter & Company (Canada) Limited                                                     Canada
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Guy Carpenter & Company (Pty) Limited                                                        South Africa
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Guy Carpenter & Company AB                                                                   Sweden
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Guy Carpenter & Company B.V.                                                                 Netherlands
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Guy Carpenter & Company Corredores de Reaseguros Ltda                                        Chile
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Guy Carpenter & Company GmbH                                                                 Germany
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Guy Carpenter & Company Limited                                                              England
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Guy Carpenter & Company Limited (Ireland)                                                    Ireland
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Guy Carpenter & Company Peru Corredores de Reaseguros S.A.                                   Peru
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Guy Carpenter & Company Private Limited                                                      Singapore
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Guy Carpenter & Company Pty. Limited                                                         Australia
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Guy Carpenter & Company S.r.l.                                                               Italy
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Guy Carpenter & Company Venezuela, C.A.                                                      Venezuela
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Guy Carpenter & Company, Inc.                                                                Delaware
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Guy Carpenter & Company, Inc. of Pennsylvania                                                Pennsylvania
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Guy Carpenter & Company, Ltda.                                                               Brazil
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Guy Carpenter & Company, S.A. (Argentina)                                                    Argentina
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Guy Carpenter & Company, S.A. (Belgium)                                                      Belgium
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Guy Carpenter & Company, S.A. (France)                                                       France
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Guy Carpenter Broking, Inc.                                                                  Delaware
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Guy Carpenter Colombia Corredores de Reaseguros Ltda.                                        Colombia
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Guy Carpenter Facultative Pty. Ltd.                                                          Australia
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Guy Carpenter Facultatives S.A.S.                                                            France
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Guy Carpenter Insurance Strategy, Inc.                                                       Delaware
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Guy Carpenter Reinmex Corredores de Reaseguros Ltda                                          Colombia
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Guy Carpenter Reinmex Intermediario de Reaseguros, S.A. De C.V.                              Mexico
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Guy Carpenter Reinsurance Brokers Philippines, Inc.                                          Philippines
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Hansen International Limited                                                                 Delaware
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Healthcare Agencies Limited                                                                  England
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Healthcare Risk Management Services, Inc.                                                    Washington
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Henry Ward Johnson & Company Insurance Services, Inc.                                        California
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Industrial Risks Protection Consultants                                                      Nigeria
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Informed Sources Holdings Limited                                                            England
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Informed Sources International Limited                                                       England
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Insbrokers Ltda.                                                                             Uruguay
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Insurance Brokers of Nigeria Limited                                                         Nigeria
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Insurance Management Services Limited                                                        Ireland
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Inter-Ocean Management (Cayman) Limited                                                      Cayman Islands
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Inverbys, S.A. de C.V.                                                                       Mexico
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Invercol Ltd.                                                                                Bermuda
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

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IPT Actuarial Services Limited                                                               Ireland
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Irish & Maulson Limited                                                                      Canada
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Irish Pension Trustees Limited                                                               Ireland
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Irish Pensions Trust Limited                                                                 Ireland
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Ivoiriennes Assurances Conseil                                                               Ivory Coast
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J&H Benefits Plus Inc.                                                                       Philippines
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J&H Global Risk Management Consultancy Limited                                               England
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J&H Intermediaries (Barbados) Limited                                                        Barbados
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J&H Marsh & McLennan (Colombia) Ltda.                                                        Colombia
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J&H Marsh & McLennan (UK) Limited                                                            England
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J&H Marsh & McLennan Intermediaries of Washington, Inc.                                      Washington
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J&H Marsh & McLennan Ireland Limited                                                         Ireland
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J&H Marsh & McLennan Limited (HK)                                                            Hong Kong
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J&H Marsh & McLennan Management, Inc.                                                        New York
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J&H Marsh & McLennan Managment (Barbados) Limited                                            Barbados
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J&H Marsh & McLennan Norway A.S.                                                             Norway
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J&H UNISON Holdings B.V.                                                                     Netherlands
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James Wigham Poland International Limited                                                    England
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JHM Holdings, Inc.                                                                           New York
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Johnson & Higgins  (Bermuda) Limited                                                         Bermuda
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Johnson & Higgins (Peru) S.A. Corredores De Seguro                                           Peru
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Johnson & Higgins (USVI) Ltd.                                                                Virgin Islands
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Johnson & Higgins Chile S.A.                                                                 Chile
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Johnson & Higgins Consulting (Far East) Ltd.                                                 Hong Kong
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Johnson & Higgins Holdings Limited                                                           England
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Johnson & Higgins Intermediaries (Cayman) Ltd.                                               Cayman Islands
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Johnson & Higgins Ireland Limited                                                            Ireland
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Johnson & Higgins Limited                                                                    England
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Johnson & Higgins Managment Services, Ltd.                                                   Bermuda
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Johnson & Higgins Securities, Inc.                                                           Montana
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Johnson & Higgins UK Limited                                                                 England
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Johnson & Higgins Willis Faber (U.S.A.) Inc.                                                 New York
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Johnson & Higgins Willis Faber Holdings, Inc.                                                New York
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JWP Overseas Holdings Limited                                                                England
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Kessler & Co                                                                                 Switzerland
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Lamarre, Caty, Houle Ltee                                                                    Canada
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Legal & Commercial Insurances Limited                                                        Ireland
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Les Conseillers Dpt. Inc.                                                                    Canada
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Liberty Place Underwriters, Inc.                                                             Delaware
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Lippincott & Margulies, Inc.                                                                 New York
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Llenrup Participaues S.C. Ltda.                                                              Brazil
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Lynch Insurance Brokers Limited                                                              Barbados
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M&M Insurance Management Canada Ltd.                                                         Canada
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M&M Vehicle, L.P.                                                                            Delaware
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M.B. Fitzpatrick Limited                                                                     Ireland
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Mactras (Bermuda) Limited                                                                    Bermuda
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Marclen Holdings, Inc.                                                                       Delaware
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Marclen LLC                                                                                  Delaware
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Mariners Insurance Agency, Inc.                                                              Massachusetts
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

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Maritime Adjusters, Inc.                                                                     Massachusetts
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Marsh - Insurance Brokers ZAO                                                                Russia
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Marsh & Co. S.p.A.                                                                           Italy
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Marsh & McLennan (PNG) Limited                                                               Papua New Guinea
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Marsh & McLennan (Singapore) Pte Ltd                                                         Singapore
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Marsh & McLennan (South Australia) Pty Ltd                                                   Australia
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Marsh & McLennan (WA) Pty. Ltd.                                                              Australia
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Marsh & McLennan Agencies Pty. Ltd.                                                          Australia
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Marsh & McLennan Agency, Incorporated                                                        Colombia
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Marsh & McLennan Argentina SA Corredores de Reaseguros                                       Argentina
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Marsh & McLennan C&I, GP, Inc.                                                               Delaware
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Marsh & McLennan Co. Inc.                                                                    Liberia
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Marsh & McLennan Companies UK Limited                                                        England
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Marsh & McLennan Financial Markets, Inc.                                                     Delaware
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Marsh & McLennan Finland Oy                                                                  Finland
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Marsh & McLennan GbR Holdings, Inc.                                                          Delaware
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Marsh & McLennan Global Broking Ltd.                                                         Bermuda
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Marsh & McLennan GP I, Inc.                                                                  Delaware
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Marsh & McLennan GP II, Inc.                                                                 Delaware
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Marsh & McLennan Holdings GmbH                                                               Germany
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Marsh & McLennan Holdings II, Inc.                                                           Delaware
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Marsh & McLennan Holdings Limited                                                            England
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Marsh & McLennan Holdings, Inc.                                                              Delaware
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Marsh & McLennan Limited                                                                     Hong Kong
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Marsh & McLennan Management Services (Bermuda) Limited                                       Bermuda
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Marsh & McLennan Management Services (Guernsey) Limited                                      Guernsey
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Marsh & McLennan Nederland B.V.                                                              Netherlands
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Marsh & McLennan of Puerto Rico, Inc.                                                        Puerto Rico
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Marsh & McLennan Pallas Holdings GmbH                                                        Germany
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Marsh & McLennan Pallas Holdings, Inc.                                                       Delaware
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Marsh & McLennan Properties (Bermuda) Ltd.                                                   Bermuda
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Marsh & McLennan Properties, Inc.                                                            Delaware
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Marsh & McLennan Real Estate Advisors, Inc.                                                  Delaware
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Marsh & McLennan Risk Capital Holdings, Ltd.                                                 Delaware
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Marsh & McLennan Securities Corporation                                                      Delaware
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Marsh & McLennan Securities Group Limited                                                    England
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Marsh & McLennan Securities International, Ltd.                                              Bermuda
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Marsh & McLennan Services Limited                                                            England
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Marsh & McLennan Sweden AB                                                                   Sweden
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Marsh & McLennan Tech GP II, Inc.                                                            Delaware
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Marsh & McLennan, Incorporated                                                               Virgin Islands
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Marsh (Bahrain) Co WLL                                                                       Bahrain
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Marsh (Charities Fund) Limited                                                               England
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Marsh (Hong Kong) Limited                                                                    Hong Kong
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Marsh (Insurance Brokers) LLP                                                                Kazakhstan
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Marsh (Insurance Services) Limited                                                           England
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Marsh (Isle of Man) Limited                                                                  Isle of Man
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Marsh (Jersey) Limited                                                                       Jersey
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Marsh (Middle East) Limited                                                                  England
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

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Marsh (Namibia) (Proprietary) Limited                                                        Namibia
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Marsh (Pty) Limited                                                                          Botswana
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Marsh (South Africa) (Proprietary) Limited                                                   South Africa
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Marsh A/S                                                                                    Denmark
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Marsh AB                                                                                     Sweden
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Marsh Advanced Risk Services Limited                                                         England
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Marsh Advanced Risk Solutions Limited                                                        England
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Marsh AG                                                                                     Switzerland
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Marsh Argentina SRL                                                                          Argentina
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Marsh Asia Pacific Management Pty. Ltd.                                                      Australia
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Marsh Assessoria e Consultoria Empresarial S/C Ltda.                                         Brazil
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Marsh Assistencia e Administracao S/C Ltda.                                                  Brazil
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Marsh Austria G.m.b.H.                                                                       Austria
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Marsh B.V.                                                                                   Netherlands
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Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.                          Mexico
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Marsh Broker Japan, Inc.                                                                     Japan
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Marsh Canada Limited/Marsh Canada Limitee                                                    Canada
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Marsh Captive Management Services Pty. Ltd.                                                  Australia
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Marsh Caspian Services LLC                                                                   Azerbaijan
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Marsh CISO Limited                                                                           England
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Marsh Claims Management Services (Canada) Limited                                            Canada
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Marsh Cobranzas S.A.                                                                         Argentina
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Marsh Commercial Insurance Agencies Pty Ltd.                                                 Australia
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Marsh Conseil S.A.S.                                                                         France
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Marsh Corporate Services (Barbados) Limited                                                  Barbados
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Marsh Corporate Services Limited                                                             England
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Marsh Corretora de Seguros Ltda.                                                             Brazil
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Marsh d.o.o. za posredovanje u osiguranju                                                    Croatia
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Marsh Direct                                                                                 Korea
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Marsh E00D                                                                                   Bulgaria
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Marsh Employee Benefit Services Limited                                                      England
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Marsh Eurofinance BV                                                                         Netherlands
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Marsh Europe S.A.                                                                            Belgium
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Marsh Financial Insurance Services of Massachusetts, Inc.                                    Massachusetts
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Marsh Financial Services (Guernsey) Limited                                                  Guernsey
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Marsh Financial Services International Ltd.                                                  Bermuda
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Marsh Financial Services Limited                                                             England
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Marsh Financial Services Limited (Ireland)                                                   Ireland
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Marsh Financial Services of Texas, Inc.                                                      Texas
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Marsh Financial Services, Inc.                                                               Indiana
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Marsh Financial Services, Inc.                                                               New York
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Marsh Georgia Limited                                                                        England
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Marsh Global Broking (Bermuda) Ltd.                                                          Bermuda
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Marsh Global Broking (Dublin) Limited                                                        Ireland
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Marsh Global Broking GmbH                                                                    Germany
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Marsh Global Broking Inc. (Connecticut)                                                      Connecticut
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Marsh Global Broking Inc. (Illinois)                                                         Illinois
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Marsh Global Broking Inc. (Missouri)                                                         Missouri
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Marsh Global Broking Inc. (New Jersey)                                                       New Jersey
------------------------------------------------------------------------------------------------------------------------
Marsh Global Broking Inc. (Texas)                                                            Texas
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

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Marsh GmbH                                                                                   Germany
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Marsh Holding AB                                                                             Sweden
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Marsh Holdings (Proprietary) Limited                                                         South Africa
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Marsh Holdings B.V.                                                                          Netherlands
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Marsh Holdings Limited                                                                       England
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Marsh Inc.                                                                                   Delaware
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Marsh Independent Financial Advisers Limited                                                 England
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Marsh India Private Limited                                                                  India
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Marsh Insurance & Investments Corp.                                                          Delaware
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Marsh Insurance and Risk Management Consultants Co. Ltd.                                     The People's Republic of China
------------------------------------------------------------------------------------------------------------------------
Marsh Insurance Brokers (Malaysia) Sdn Bhd                                                   Malaysia
------------------------------------------------------------------------------------------------------------------------
Marsh Insurance Brokers (Private) Limited                                                    Zimbabwe
------------------------------------------------------------------------------------------------------------------------
Marsh Insurance Brokers Limited                                                              England
------------------------------------------------------------------------------------------------------------------------
Marsh Insurance Services Spolka z.o.o.                                                       Poland
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Marsh Intermediaries, Inc.                                                                   New York
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Marsh International Broking Holdings Limited                                                 England
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Marsh International Holdings (Korea) Inc.                                                    Delaware
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Marsh International Holdings II, Inc.                                                        Delaware
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Marsh International Holdings, Inc.                                                           Delaware
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Marsh International Limited                                                                  England
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Marsh Investment Consultants Limited                                                         Ireland
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Marsh Ireland Holdings Limited                                                               Ireland
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Marsh Ireland Limited                                                                        Ireland
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Marsh Israel (1999) Ltd.                                                                     Israel
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Marsh Israel (Holdings) Ltd.                                                                 Israel
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Marsh Israel Consultants Ltd.                                                                Israel
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Marsh Israel Insurance Agency Ltd.                                                           Israel
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Marsh Japan, Inc.                                                                            Japan
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Marsh Kft.                                                                                   Hungary
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Marsh Kindlustusmaakler AS                                                                   Estonia
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Marsh Korea, Inc.                                                                            Korea
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Marsh Life & Pension Oy                                                                      Finland
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Marsh Limited                                                                                England
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Marsh Limited (Fiji)                                                                         Fiji
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Marsh Limited (New Zealand)                                                                  New Zealand
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Marsh Link Limited                                                                           England
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Marsh LLC                                                                                    Ukraine
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Marsh LLC Insurance Brokers                                                                  Greece
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Marsh Ltd.                                                                                   Wisconsin
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Marsh Ltd. Taiwan Branch                                                                     Taiwan
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Marsh Luxembourg SA                                                                          Luxembourg
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Marsh Management Services (Barbados), Ltd.                                                   Barbados
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Marsh Management Services (Bermuda) Ltd.                                                     Bermuda
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Marsh Management Services (Cayman) Ltd.                                                      Cayman Islands
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Marsh Management Services (Dublin) Limited                                                   Ireland
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Marsh Management Services (Labuan) Limited                                                   Malaysia
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Marsh Management Services (Luxembourg) SA                                                    Luxembourg
------------------------------------------------------------------------------------------------------------------------
Marsh Management Services (USVI) Ltd.                                                        Virgin Islands
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Marsh Management Services Guernsey Limited                                                   Guernsey
------------------------------------------------------------------------------------------------------------------------
Marsh Management Services Inc.                                                               New York
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Marsh Management Services Isle of Man Limited                                                Isle of Man
------------------------------------------------------------------------------------------------------------------------
Marsh Management Services Jersey Limited                                                     Japan
------------------------------------------------------------------------------------------------------------------------
Marsh Management Services Singapore Pte. Ltd.                                                Singapore
------------------------------------------------------------------------------------------------------------------------
Marsh Marine & Energy AB                                                                     Sweden
------------------------------------------------------------------------------------------------------------------------
Marsh Marine & Energy AS                                                                     Norway
------------------------------------------------------------------------------------------------------------------------
Marsh Marine & Energy Limited                                                                England
------------------------------------------------------------------------------------------------------------------------
Marsh Mercer Holdings Australia Pty Ltd                                                      Australia
------------------------------------------------------------------------------------------------------------------------
Marsh Mercer Investment Trustee Limited                                                      England
------------------------------------------------------------------------------------------------------------------------
Marsh Mercer Pension Fund Trustee Limited                                                    England
------------------------------------------------------------------------------------------------------------------------
Marsh Norway AS                                                                              Norway
------------------------------------------------------------------------------------------------------------------------
Marsh Oy                                                                                     Finland
------------------------------------------------------------------------------------------------------------------------
Marsh PB Co., Ltd.                                                                           Thailand
------------------------------------------------------------------------------------------------------------------------
Marsh Peru SA Corredores de Seguros                                                          Peru
------------------------------------------------------------------------------------------------------------------------
Marsh Philippines, Inc.                                                                      Philippines
------------------------------------------------------------------------------------------------------------------------
Marsh Placement Services Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
Marsh Privat, A.I.E.                                                                         Spain
------------------------------------------------------------------------------------------------------------------------
Marsh Professional Risk Consultants (Pty) Limited                                            South Africa
------------------------------------------------------------------------------------------------------------------------
Marsh Pty. Ltd.                                                                              Australia
------------------------------------------------------------------------------------------------------------------------
Marsh Risk Consulting B.V.                                                                   Netherlands
------------------------------------------------------------------------------------------------------------------------
Marsh Risk Consulting Services S.r.l.                                                        Italy
------------------------------------------------------------------------------------------------------------------------
Marsh S.A.                                                                                   Belgium
------------------------------------------------------------------------------------------------------------------------
Marsh S.A. (France)                                                                          France
------------------------------------------------------------------------------------------------------------------------
Marsh S.A. Corredores De Seguros                                                             Chile
------------------------------------------------------------------------------------------------------------------------
Marsh S.p.A.                                                                                 Italy
------------------------------------------------------------------------------------------------------------------------
Marsh S.R.L.                                                                                 Romania
------------------------------------------------------------------------------------------------------------------------
Marsh s.r.o. (Czech Republic)                                                                Czech Republic
------------------------------------------------------------------------------------------------------------------------
Marsh s.r.o. (Slovakia)                                                                      Slovak Republic
------------------------------------------------------------------------------------------------------------------------
Marsh SA (Argentina)                                                                         Argentina
------------------------------------------------------------------------------------------------------------------------
Marsh SA (Luxembourg)                                                                        Luxembourg
------------------------------------------------------------------------------------------------------------------------
Marsh San Sigorta Ve Reasurans Brokerligi A.S.                                               Turkey
------------------------------------------------------------------------------------------------------------------------
Marsh Services Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Marsh Services S.A.S.                                                                        France
------------------------------------------------------------------------------------------------------------------------
Marsh Singapore Pte Ltd.                                                                     Singapore
------------------------------------------------------------------------------------------------------------------------
Marsh Space Projects Limited                                                                 England
------------------------------------------------------------------------------------------------------------------------
Marsh Specialty Operations Limited                                                           England
------------------------------------------------------------------------------------------------------------------------
Marsh Spolka z.o.o.                                                                          Poland
------------------------------------------------------------------------------------------------------------------------
Marsh Treasury Services (Dublin) Limited                                                     Ireland
------------------------------------------------------------------------------------------------------------------------
Marsh Treasury Services Limited                                                              England
------------------------------------------------------------------------------------------------------------------------
Marsh Tunisia                                                                                Tunisia
------------------------------------------------------------------------------------------------------------------------
Marsh UK Group Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Marsh UK Limited                                                                             England
------------------------------------------------------------------------------------------------------------------------
Marsh Ukraine Limited                                                                        England
------------------------------------------------------------------------------------------------------------------------
Marsh USA (India) Inc.                                                                       Delaware
------------------------------------------------------------------------------------------------------------------------
Marsh USA Agency Inc. (Texas)                                                                Texas
------------------------------------------------------------------------------------------------------------------------
Marsh USA Benefits Inc. (Texas)                                                              Texas
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Alabama)                                                                     Alabama
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Alaska)                                                                      Alaska
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Arkansas)                                                                    Arkansas
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Connecticut)                                                                 Connecticut
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Delaware)                                                                    Delaware
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Idaho)                                                                       Idaho
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Illinois)                                                                    Illinois
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Indiana)                                                                     Indiana
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Kentucky)                                                                    Kentucky
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Louisiana)                                                                   Louisiana
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Massachusetts)                                                               Massachusetts
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Michigan)                                                                    Michigan
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Mississippi)                                                                 Mississippi
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Nevada)                                                                      Nevada
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Ohio)                                                                        Ohio
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Oklahoma)                                                                    Oklahoma
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Pennsylvania)                                                                Pennsylvania
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Rhode Island)                                                                Rhode Island
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Texas)                                                                       Texas
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Utah)                                                                        Utah
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (Virginia)                                                                    Virginia
------------------------------------------------------------------------------------------------------------------------
Marsh USA Inc. (West Virginia)                                                               West Virginia
------------------------------------------------------------------------------------------------------------------------
Marsh USA Risk Services Inc. (Maine)                                                         Maine
------------------------------------------------------------------------------------------------------------------------
Marsh USA, Inc.                                                                              The People's Republic of China
------------------------------------------------------------------------------------------------------------------------
Marsh Venezuela C.A.                                                                         Venezuela
------------------------------------------------------------------------------------------------------------------------
Marsh, Lda.                                                                                  Portugal
------------------------------------------------------------------------------------------------------------------------
Marsh, S.A. Mediadores de Seguros                                                            Spain
------------------------------------------------------------------------------------------------------------------------
Marsh-Assureurs Conseils Tchadiens SARL                                                      Chad
------------------------------------------------------------------------------------------------------------------------
Matchgrange Holdings Limited                                                                 England
------------------------------------------------------------------------------------------------------------------------
Matchgrange Limited                                                                          England
------------------------------------------------------------------------------------------------------------------------
Mathews Mulcahy & Sutherland Limited                                                         Ireland
------------------------------------------------------------------------------------------------------------------------
Matthiessen Assurans AB                                                                      Sweden
------------------------------------------------------------------------------------------------------------------------
Matthiessen Reinsurance Ltd AB                                                               Sweden
------------------------------------------------------------------------------------------------------------------------
Mearbridge LLC                                                                               Delaware
------------------------------------------------------------------------------------------------------------------------
Media Reinsurance Corporation                                                                Barbados
------------------------------------------------------------------------------------------------------------------------
Mediservice Administradora De Planos De Saude Ltda.B                                         Brazil
------------------------------------------------------------------------------------------------------------------------
Medisure Affinity Services Limited                                                           England
------------------------------------------------------------------------------------------------------------------------
Medisure Corporate Services Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Medisure Marketing and Management Limited                                                    England
------------------------------------------------------------------------------------------------------------------------
Mees & Zoonen Argentina SA                                                                   Argentina
------------------------------------------------------------------------------------------------------------------------
Members Insurance Club Agency, Inc.                                                          Louisiana
------------------------------------------------------------------------------------------------------------------------
Members Insurance Club Agency, Inc.                                                          Ohio
------------------------------------------------------------------------------------------------------------------------
Mercer Asesores de Seguros SA                                                                Argentina
------------------------------------------------------------------------------------------------------------------------
Mercer Australia Limited                                                                     Australia
------------------------------------------------------------------------------------------------------------------------
Mercer Broking Ltd.                                                                          Taiwan
------------------------------------------------------------------------------------------------------------------------
Mercer Consulting Group Verwaltungs GmbH                                                     Germany
------------------------------------------------------------------------------------------------------------------------
Mercer Consulting Holdings Sdn. Bhd.                                                         Malaysia
------------------------------------------------------------------------------------------------------------------------
Mercer Corredores de Seguros Ltda.                                                           Chile
------------------------------------------------------------------------------------------------------------------------
Mercer Corretora de Seguros Ltda                                                             Brazil
------------------------------------------------------------------------------------------------------------------------
Mercer Cullen Egan Dell Limited                                                              New Zealand
------------------------------------------------------------------------------------------------------------------------
Mercer Delta Consulting Limited                                                              Canada
------------------------------------------------------------------------------------------------------------------------
Mercer Delta Consulting Limited                                                              England
------------------------------------------------------------------------------------------------------------------------
Mercer Delta Consulting LLC                                                                  Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Delta Consulting SAS                                                                  France
------------------------------------------------------------------------------------------------------------------------
Mercer Holdings Canada, Inc.                                                                 Delaware
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Mercer Holdings, Inc.                                                                        Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting                                                             Turkey
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting (S) Pte Ltd                                                 Singapore
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting a.s.                                                        Czech Republic
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting A/S                                                         Denmark
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting and Insurance Brokers Limited                               Hungary
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting AS                                                          Norway
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting B.V.                                                        Netherlands
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting CA                                                          Venezuela
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting GmbH                                                        Austria
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting GmbH                                                        Germany
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Korea Ltd.                                                  Korea
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Lda.                                                        Portugal
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Limited                                                     Canada
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Limited                                                     China
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Limited                                                     England
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Limited                                                     Hong Kong
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Limited                                                     Ireland
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Limited                                                     The People's Republic of China
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting LLC                                                         Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Ltd                                                         Japan
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Ltd                                                         Thailand
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Ltd.                                                        New Zealand
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Ltd.                                                        Taiwan
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Ltda                                                        Brazil
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Indiana, Inc.                                            Indiana
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Kentucky, Inc.                                           Kentucky
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Louisiana, Inc.                                          Louisiana
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Massachusetts, Inc.                                      Massachusetts
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Michigan, Inc.                                           Michigan
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Ohio, Inc.                                               Ohio
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Oklahoma, Inc.                                           Oklahoma
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Puerto Rico, Inc.                                        Puerto Rico
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Texas, Inc.                                              Texas
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting of Virginia, Inc.                                           Virginia
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting OY                                                          Finland
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting PT                                                          Indonesia
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Pty Ltd                                                     Australia
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Pvt Ltd                                                     India
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting S.A.                                                        France
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting SA                                                          Argentina
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting SA                                                          Switzerland
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting SA de CV                                                    Mexico
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting SA-NV                                                       Belgium
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting SP. Z.O.O.                                                  Poland
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting Srl                                                         Italy
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting, Inc.                                                       Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting, Inc.                                                       Philippines
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resource Consulting, S.L.                                                       Spain
------------------------------------------------------------------------------------------------------------------------
Mercer Human Resources Consulting Ltda.                                                      Chile
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Mercer Inc.                                                                                  Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Insurance Services, Inc.                                                              Massachusetts
------------------------------------------------------------------------------------------------------------------------
Mercer Investment Consulting Limited                                                         Ireland
------------------------------------------------------------------------------------------------------------------------
Mercer Investment Consulting, Inc.                                                           Kentucky
------------------------------------------------------------------------------------------------------------------------
Mercer Investment Nominees Ltd                                                               Australia
------------------------------------------------------------------------------------------------------------------------
Mercer Ireland Holdings Limited                                                              Ireland
------------------------------------------------------------------------------------------------------------------------
Mercer Legal (NSW) Pty Ltd                                                                   Australia
------------------------------------------------------------------------------------------------------------------------
Mercer Legal (Queensland) Pty Ltd                                                            Australia
------------------------------------------------------------------------------------------------------------------------
Mercer Limited                                                                               England
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting AG                                                              Switzerland
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting GmbH                                                            Germany
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting Group GmbH & Co. KG                                             Germany
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting Limited                                                         Canada
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting S.L.                                                            Spain
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting Servicios, S. de R.L. De C.V.                                   Mexico
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting SNC                                                             France
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting, Limited                                                        England
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting, Ltd.                                                           Bermuda
------------------------------------------------------------------------------------------------------------------------
Mercer Management Consulting, S. De R.L. De C.V.                                             Mexico
------------------------------------------------------------------------------------------------------------------------
Mercer Pensionsraadgivning A/S                                                               Denmark
------------------------------------------------------------------------------------------------------------------------
Mercer Personenversicherungs-makler GmbH                                                     Austria
------------------------------------------------------------------------------------------------------------------------
Mercer R.H. SARL                                                                             France
------------------------------------------------------------------------------------------------------------------------
Mercer Risk, Finance & Insurance Consulting, Inc.                                            Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Risk, Finance and Insurance Consulting Limited                                        Canada
------------------------------------------------------------------------------------------------------------------------
Mercer SA                                                                                    France
------------------------------------------------------------------------------------------------------------------------
Mercer Securities, Inc.                                                                      Delaware
------------------------------------------------------------------------------------------------------------------------
Mercer Services B.V.                                                                         Netherlands
------------------------------------------------------------------------------------------------------------------------
Mercer Sweden AB                                                                             Sweden
------------------------------------------------------------------------------------------------------------------------
Mercer Tax Agents Pty Ltd                                                                    Australia
------------------------------------------------------------------------------------------------------------------------
Mercer Trustees Limited                                                                      England
------------------------------------------------------------------------------------------------------------------------
Mercer Trustees Limited                                                                      Ireland
------------------------------------------------------------------------------------------------------------------------
Mercer Zainal Consulting Sdn Bhd                                                             Malaysia
------------------------------------------------------------------------------------------------------------------------
Mercer-Faugere & Jutheau SA                                                                  France
------------------------------------------------------------------------------------------------------------------------
MercerHR.com LLC                                                                             Delaware
------------------------------------------------------------------------------------------------------------------------
MercerHR.com, Inc.                                                                           Delaware
------------------------------------------------------------------------------------------------------------------------
Microsafe Limited                                                                            England
------------------------------------------------------------------------------------------------------------------------
MMC Capital C&I GP, Inc.                                                                     Delaware
------------------------------------------------------------------------------------------------------------------------
MMC Capital Limited                                                                          England
------------------------------------------------------------------------------------------------------------------------
MMC Capital Tech GP II, Inc.                                                                 Delaware
------------------------------------------------------------------------------------------------------------------------
MMC Capital, Inc.                                                                            Delaware
------------------------------------------------------------------------------------------------------------------------
MMC Enterprise Risk (UK) Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
MMC Enterprise Risk Advisors, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------------------------------
MMC Enterprise Risk Consulting (UK) Limited                                                  England
------------------------------------------------------------------------------------------------------------------------
MMC Enterprise Risk Services, Inc.                                                           Delaware
------------------------------------------------------------------------------------------------------------------------
MMC Enterprise Risk, Inc.                                                                    Delaware
------------------------------------------------------------------------------------------------------------------------
MMC Executive Services, Inc.                                                                 Delaware
------------------------------------------------------------------------------------------------------------------------
MMC France S.A.                                                                              France
------------------------------------------------------------------------------------------------------------------------
MMC Realty, Inc.                                                                             New York
------------------------------------------------------------------------------------------------------------------------
MMRC LLC                                                                                     Delaware
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
MMRCH LLC                                                                                    Delaware
------------------------------------------------------------------------------------------------------------------------
MMSC Holdings, Inc.                                                                          Delaware
------------------------------------------------------------------------------------------------------------------------
MMSC Risk Advisors, Inc.                                                                     Delaware
------------------------------------------------------------------------------------------------------------------------
MPA (International) Limited                                                                  England
------------------------------------------------------------------------------------------------------------------------
Muir Beddal (Zimbabwe) Limited                                                               Zimbabwe
------------------------------------------------------------------------------------------------------------------------
MVM Versicherungsberatungs Gesellschaft m.b.H.                                               Austria
------------------------------------------------------------------------------------------------------------------------
MVM Versicherungsmakler AG                                                                   Switzerland
------------------------------------------------------------------------------------------------------------------------
N.V. Algemene Verzekeringsmaatschappij "De Zee"                                              Netherlands
------------------------------------------------------------------------------------------------------------------------
National Economic Research Associates KK                                                     Japan
------------------------------------------------------------------------------------------------------------------------
National Economic Research Associates, Inc. (California)                                     California
------------------------------------------------------------------------------------------------------------------------
National Economic Research Associates, Inc. (Delaware)                                       Delaware
------------------------------------------------------------------------------------------------------------------------
National Medical Audit                                                                       California
------------------------------------------------------------------------------------------------------------------------
NERA do Brasil Ltda.                                                                         Brazil
------------------------------------------------------------------------------------------------------------------------
NERA S.R.L.                                                                                  Italy
------------------------------------------------------------------------------------------------------------------------
NERA UK Limited                                                                              England
------------------------------------------------------------------------------------------------------------------------
Neuburger Noble Lowndes GmbH                                                                 Germany
------------------------------------------------------------------------------------------------------------------------
New S.A.                                                                                     Peru
------------------------------------------------------------------------------------------------------------------------
Niu Marsh Limited                                                                            Papua New Guinea
------------------------------------------------------------------------------------------------------------------------
Noble Lowndes Personal Financial Services Limited                                            England
------------------------------------------------------------------------------------------------------------------------
Normandy Reinsurance Company Limited                                                         Bermuda
------------------------------------------------------------------------------------------------------------------------
OCR Ltd.                                                                                     Australia
------------------------------------------------------------------------------------------------------------------------
Omega Indemnity (Bermuda) Limited                                                            Bermuda
------------------------------------------------------------------------------------------------------------------------
Organizacion Brockman y Schuh, S.A. de C.V.                                                  Mexico
------------------------------------------------------------------------------------------------------------------------
Overseas Reinsurance Corporation Limited                                                     Bermuda
------------------------------------------------------------------------------------------------------------------------
P.I.C. Advisory Services Limited                                                             Ireland
------------------------------------------------------------------------------------------------------------------------
Paladin Reinsurance Corporation                                                              New York
------------------------------------------------------------------------------------------------------------------------
Palamerican Corporation                                                                      Delaware
------------------------------------------------------------------------------------------------------------------------
Pallas Marsh Corretagem de Seguros Ltda.                                                     Brazil
------------------------------------------------------------------------------------------------------------------------
Pan Agora Asset Management, Inc.                                                             Delaware
------------------------------------------------------------------------------------------------------------------------
Panhandle Insurance Agency, Inc.                                                             Texas
------------------------------------------------------------------------------------------------------------------------
Paul Napolitan, Inc.                                                                         Delaware
------------------------------------------------------------------------------------------------------------------------
Payment Protection Services Limited                                                          Ireland
------------------------------------------------------------------------------------------------------------------------
Penguin Investments (Pty) Limited                                                            Botswana
------------------------------------------------------------------------------------------------------------------------
Pension Trustees Limited                                                                     England
------------------------------------------------------------------------------------------------------------------------
Peter Smart Associates Limited                                                               England
------------------------------------------------------------------------------------------------------------------------
PFT Limited                                                                                  England
------------------------------------------------------------------------------------------------------------------------
Philadelphia Insurance Management Company                                                    Delaware
------------------------------------------------------------------------------------------------------------------------
PI Financial Risk Services (Proprietary) Limited                                             South Africa
------------------------------------------------------------------------------------------------------------------------
PI Indemnity Company, Limited                                                                Ireland
------------------------------------------------------------------------------------------------------------------------
PII Holdings, Inc.                                                                           Massachusetts
------------------------------------------------------------------------------------------------------------------------
Potomac Insurance Managers, Inc.                                                             Delaware
------------------------------------------------------------------------------------------------------------------------
Pratte-Morrissette, Inc.                                                                     Canada
------------------------------------------------------------------------------------------------------------------------
Price Forbes Australia Limited                                                               Australia
------------------------------------------------------------------------------------------------------------------------
Price Forbes Limited                                                                         England
------------------------------------------------------------------------------------------------------------------------
PRIESTIM SCI                                                                                 France
------------------------------------------------------------------------------------------------------------------------
PT. Marsh Indonesia                                                                          Indonesia
------------------------------------------------------------------------------------------------------------------------
PT. Peranas Agung                                                                            Indonesia
------------------------------------------------------------------------------------------------------------------------
Putnam Aviation Holdings, LLC                                                                Delaware
------------------------------------------------------------------------------------------------------------------------
Putnam Capital, LLC                                                                          Delaware
------------------------------------------------------------------------------------------------------------------------
Putnam Fiduciary Trust Company                                                               Massachusetts
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Putnam Futures  Advisors, Inc.                                                               Massachusetts
------------------------------------------------------------------------------------------------------------------------
Putnam International Advisory Company S.A.                                                   Luxembourg
------------------------------------------------------------------------------------------------------------------------
Putnam International Distributors, Ltd.                                                      Cayman Islands
------------------------------------------------------------------------------------------------------------------------
Putnam Investment Holdings, LLC                                                              Delaware
------------------------------------------------------------------------------------------------------------------------
Putnam Investment Management, LLC                                                            Delaware
------------------------------------------------------------------------------------------------------------------------
Putnam Investments Argentina, S.A.                                                           Argentina
------------------------------------------------------------------------------------------------------------------------
Putnam Investments Inc.                                                                      Canada
------------------------------------------------------------------------------------------------------------------------
Putnam Investments Limited (Ireland)                                                         Ireland
------------------------------------------------------------------------------------------------------------------------
Putnam Investments Limited (UK)                                                              England
------------------------------------------------------------------------------------------------------------------------
Putnam Investments Securities Co., Ltd.                                                      Japan
------------------------------------------------------------------------------------------------------------------------
Putnam Investments Trust                                                                     Massachusetts
------------------------------------------------------------------------------------------------------------------------
Putnam Investments, LLC                                                                      Delaware
------------------------------------------------------------------------------------------------------------------------
Putnam Investor Services, Inc.                                                               Massachusetts
------------------------------------------------------------------------------------------------------------------------
Putnam Retail Management GP, Inc.                                                            Massachusetts
------------------------------------------------------------------------------------------------------------------------
Putnam Retail Management Limited Partnership                                                 Massachusetts
------------------------------------------------------------------------------------------------------------------------
R. Mees & Zoonen Holdings B.V.                                                               Netherlands
------------------------------------------------------------------------------------------------------------------------
R.I.A.S. Insurance Services Limited                                                          Scotland
------------------------------------------------------------------------------------------------------------------------
R.W. Gibbon & Son (Underwriting Agencies) Limited                                            England
------------------------------------------------------------------------------------------------------------------------
Racal Insurance Services Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
Reclaim Consulting Services Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Reinmex                                                                                      Mexico
------------------------------------------------------------------------------------------------------------------------
Reinmex de Colombia Corredores de Reaseguos, Ltda.                                           Mexico
------------------------------------------------------------------------------------------------------------------------
Reinmex Florida, Inc.                                                                        Florida
------------------------------------------------------------------------------------------------------------------------
Reinsurance and Insurance Management Services Limited                                        Bermuda
------------------------------------------------------------------------------------------------------------------------
Reinsurance Solutions International, L.L.C.                                                  Delaware
------------------------------------------------------------------------------------------------------------------------
ReSolutions International Limited                                                            England
------------------------------------------------------------------------------------------------------------------------
Resolutions International Limited (Delaware)                                                 Delaware
------------------------------------------------------------------------------------------------------------------------
Resource Benefit Associates                                                                  Nigeria
------------------------------------------------------------------------------------------------------------------------
Retach Corporation                                                                           Delaware
------------------------------------------------------------------------------------------------------------------------
Retirement Pension Trustee's Limited                                                         Zimbabwe
------------------------------------------------------------------------------------------------------------------------
RG Serv. Philippines Inc.                                                                    Philippines
------------------------------------------------------------------------------------------------------------------------
Rhone Limited                                                                                England
------------------------------------------------------------------------------------------------------------------------
RIC Management Services Limited                                                              Ireland
------------------------------------------------------------------------------------------------------------------------
Richard Sparrow and Company (International Non Marine) Limited                               England
------------------------------------------------------------------------------------------------------------------------
Richard Sparrow and Company Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Richard Sparrow Holdings Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
Rivers Group Limited                                                                         England
------------------------------------------------------------------------------------------------------------------------
RMB-Risk Management Beratungs-GmbH                                                           Germany
------------------------------------------------------------------------------------------------------------------------
Rockefeller Risk Advisors of Florida, Inc.                                                   Florida
------------------------------------------------------------------------------------------------------------------------
Rockefeller Risk Advisors, Inc.                                                              New York
------------------------------------------------------------------------------------------------------------------------
Route 413 Associates, Inc.                                                                   Pennsylvania
------------------------------------------------------------------------------------------------------------------------
Sackville House Limited                                                                      England
------------------------------------------------------------------------------------------------------------------------
SAFCAR Cecar & Jutheau                                                                       Mali
------------------------------------------------------------------------------------------------------------------------
Saldana & Associates, Inc.                                                                   Puerto Rico
------------------------------------------------------------------------------------------------------------------------
SCIB (Bermuda) Limited                                                                       Bermuda
------------------------------------------------------------------------------------------------------------------------
SCMS Administrative Services, Inc.                                                           Illinois
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith Agency, Inc.                                                                 Ohio
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith Group Limited                                                                England
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith Limited                                                                      England
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith of Georgia, Inc.                                                             Georgia
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Seabury & Smith of Idaho, Inc.                                                               Idaho
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith of Illinois, Inc.                                                            Illinois
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Delaware)                                                             Delaware
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Indiana)                                                              Indiana
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Louisiana)                                                            Louisiana
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Massachusetts)                                                        Massachusetts
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Michigan)                                                             Michigan
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Nevada)                                                               Nevada
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Oklahoma)                                                             Oklahoma
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Texas)                                                                Texas
------------------------------------------------------------------------------------------------------------------------
Seabury & Smith, Inc. (Virginia)                                                             Virginia
------------------------------------------------------------------------------------------------------------------------
SEDFEMA Insurance Brokers, Inc.                                                              Philippines
------------------------------------------------------------------------------------------------------------------------
Sedgwick (Bermuda) Limited                                                                   Bermuda
------------------------------------------------------------------------------------------------------------------------
Sedgwick (Deutschland) GmbH                                                                  Germany
------------------------------------------------------------------------------------------------------------------------
Sedgwick (Fiji) Limited                                                                      Fiji
------------------------------------------------------------------------------------------------------------------------
Sedgwick (Holdings) Pty. Limited                                                             Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick (Isle of Man) Limited                                                               Isle of Man
------------------------------------------------------------------------------------------------------------------------
Sedgwick (Northern Ireland) Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Sedgwick (PNG) Limited                                                                       Papua New Guinea
------------------------------------------------------------------------------------------------------------------------
Sedgwick Affinity Group Services Limited                                                     England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Africa Holdings (Proprietary) Limited                                               South Africa
------------------------------------------------------------------------------------------------------------------------
Sedgwick Alpha Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Asia Pacific Limited                                                                Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Asia Pacific Pte Ltd                                                                Singapore
------------------------------------------------------------------------------------------------------------------------
Sedgwick Aviation Limited                                                                    England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Azeri Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Benefits, Inc.                                                                      Utah
------------------------------------------------------------------------------------------------------------------------
Sedgwick Bergvall Holdings AS                                                                Norway
------------------------------------------------------------------------------------------------------------------------
Sedgwick Brimex (Guernsey) Limited                                                           Guernsey
------------------------------------------------------------------------------------------------------------------------
Sedgwick Claims Management Services Limited                                                  Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Claims Management Services, Inc.                                                    Illinois
------------------------------------------------------------------------------------------------------------------------
Sedgwick CMS Holdings, Inc.                                                                  Delaware
------------------------------------------------------------------------------------------------------------------------
Sedgwick Computer & Network Service Company Limited                                          England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Construction Asia Limited                                                           Hong Kong
------------------------------------------------------------------------------------------------------------------------
Sedgwick Consulting Group Limited                                                            England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Corporate and Employee Benefits Limited                                             Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Corporate Services Limited                                                          Isle of Man
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Consulting Group Limited                                                     Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Employee Benefits Limited                                                    Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Group Limited                                                                Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Ireland Limited                                                              Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Limited                                                                      Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Personal Financial Management Limited                                        Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Dineen Trustees Limited                                                             Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Energy & Marine Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Energy (Insurance Services) Inc.                                                    Texas
------------------------------------------------------------------------------------------------------------------------
Sedgwick Energy Limited                                                                      England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Epsilon Limited                                                                     England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Europe Benefit Consultants B.V.                                                     Netherlands
------------------------------------------------------------------------------------------------------------------------
Sedgwick Far East Limited                                                                    England
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Sedgwick Financial Services (Deutschland) GmbH                                               Germany
------------------------------------------------------------------------------------------------------------------------
Sedgwick Financial Services Consulting Division BV                                           Netherlands
------------------------------------------------------------------------------------------------------------------------
Sedgwick Financial Services Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Financial Services, Inc                                                             Delaware
------------------------------------------------------------------------------------------------------------------------
Sedgwick Forbes Middle East Limited                                                          Japan
------------------------------------------------------------------------------------------------------------------------
Sedgwick Global Reinsurance Services Limited                                                 England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group (Australia) Pty. Limited                                                      Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group (Bermuda) Limited                                                             Bermuda
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group (Netherlands) B.V.                                                            Netherlands
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group (Zimbabwe) Limited                                                            Zimbabwe
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group Nominees Limited                                                              England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Group Pension Scheme Trustee Limited                                                England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Holding A/S                                                                         Denmark
------------------------------------------------------------------------------------------------------------------------
Sedgwick Holdings (Private) Limited                                                          Zimbabwe
------------------------------------------------------------------------------------------------------------------------
Sedgwick Hung Kai Insurance & Risk Management Consultants Limited                            Hong Kong
------------------------------------------------------------------------------------------------------------------------
Sedgwick Inc. (New York)                                                                     New York
------------------------------------------------------------------------------------------------------------------------
Sedgwick Insurance Agencies Pty Limited                                                      Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Internationaal BV                                                                   Netherlands
------------------------------------------------------------------------------------------------------------------------
Sedgwick International Broking Services Limited                                              England
------------------------------------------------------------------------------------------------------------------------
Sedgwick International Marketing Services Inc                                                Delaware
------------------------------------------------------------------------------------------------------------------------
Sedgwick International Risk Management, Inc.                                                 Delaware
------------------------------------------------------------------------------------------------------------------------
Sedgwick Investment Services Limited                                                         England
------------------------------------------------------------------------------------------------------------------------
Sedgwick James of Puerto Rico, Inc.                                                          Puerto Rico
------------------------------------------------------------------------------------------------------------------------
Sedgwick Japan Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Kassman Limited                                                                     Papua New Guinea
------------------------------------------------------------------------------------------------------------------------
Sedgwick Kazakhstan Limited                                                                  England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Life and Benefits, Inc.                                                             Texas
------------------------------------------------------------------------------------------------------------------------
Sedgwick Limited                                                                             England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Ltd.                                                                                Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Ltd.                                                                                Canada
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Antigua) Limited                                               Antigua
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Barbados) Limited                                              Barbados
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Bermuda) Limited                                               Bermuda
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Cayman) Limited                                                Cayman Islands
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Guernsey) Limited                                              Guernsey
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Ireland)                                                       Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Isle of Man) Limited                                           Isle of Man
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (London) Limited                                                England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Private) Limited                                               Zimbabwe
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (Singapore) Pte Limited                                         Singapore
------------------------------------------------------------------------------------------------------------------------
Sedgwick Management Services (U.S.) Ltd.                                                     Vermont
------------------------------------------------------------------------------------------------------------------------
Sedgwick Managing General Agency, Inc.                                                       Texas
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes (Europe) Limited                                                      England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes (NZ) Ltd.                                                             New Zealand
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes (PNG) Limited                                                         Papua New Guinea
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes (UK) Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Actuarial Limited                                                     Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Asia Pacific Limited                                                  Australia
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes B.V.                                                                  Netherlands
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Conseil SA                                                            France
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Financial Planning Limited                                            Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Group Limited                                                         England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Insurance Division BV                                                 Netherlands
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Limited                                                               England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Limited                                                               Hong Kong
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Limited (Ireland)                                                     Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes North America, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------------------------------
Sedgwick Noble Lowndes Trusteeship Services Limited                                          Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Northern Ireland Limited                                                            Northern Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Northern Ireland Risk Services Limited                                              Northern Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick of New Orleans, Inc.                                                                Louisiana
------------------------------------------------------------------------------------------------------------------------
Sedgwick Omega Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Sedgwick OS Limited                                                                          England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Overseas Investments Limited                                                        England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Oy                                                                                  Finland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Parekh Health Management (Private) Limited                                          India
------------------------------------------------------------------------------------------------------------------------
Sedgwick Professional Services Limited                                                       New Zealand
------------------------------------------------------------------------------------------------------------------------
Sedgwick Pte Ltd                                                                             Singapore
------------------------------------------------------------------------------------------------------------------------
Sedgwick Re Asia Pacific (Consultants) Private Limited                                       Singapore
------------------------------------------------------------------------------------------------------------------------
Sedgwick Re Asia Pacific Limited                                                             Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Re Holdings, Inc.                                                                   Delaware
------------------------------------------------------------------------------------------------------------------------
Sedgwick Reinsurance Brokers Limited                                                         England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Risk Consulting Limited                                                             Ireland
------------------------------------------------------------------------------------------------------------------------
Sedgwick Risk Management & Consultants (Private) Limited                                     Zimbabwe
------------------------------------------------------------------------------------------------------------------------
Sedgwick Risk Services AB                                                                    Sweden
------------------------------------------------------------------------------------------------------------------------
Sedgwick Russia Limited                                                                      England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Slovakia a.s.                                                                       Slovak Republic
------------------------------------------------------------------------------------------------------------------------
Sedgwick Superannuation Pty Limited                                                          Australia
------------------------------------------------------------------------------------------------------------------------
Sedgwick Sweden Aktiebolag                                                                   Sweden
------------------------------------------------------------------------------------------------------------------------
Sedgwick Theta Limited                                                                       England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Trustees Limited                                                                    England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Turkey Limited                                                                      England
------------------------------------------------------------------------------------------------------------------------
Sedgwick UK Risk Services Limited                                                            England
------------------------------------------------------------------------------------------------------------------------
Sedgwick Ulster Pension Trustees Limited                                                     Northern Ireland
------------------------------------------------------------------------------------------------------------------------
Sellon Associates, Inc.                                                                      New York
------------------------------------------------------------------------------------------------------------------------
Sepakat James Insurance Brokers Sdn Bhd                                                      Malaysia
------------------------------------------------------------------------------------------------------------------------
Settlement Trustees Limited                                                                  England
------------------------------------------------------------------------------------------------------------------------
Shariffuddin-Sedgwick (B) Sdn Bhd                                                            Brunei Darussalam
------------------------------------------------------------------------------------------------------------------------
SIMS Nominees Limited                                                                        England
------------------------------------------------------------------------------------------------------------------------
Societe Bargheon S.A.                                                                        France
------------------------------------------------------------------------------------------------------------------------
Societe Conseil Mercer Limitee                                                               Canada
------------------------------------------------------------------------------------------------------------------------
Societe Internationale de Courtage d'Assurances et de                                        Burkina Faso
  Reassurances Cecar & Jutheau
------------------------------------------------------------------------------------------------------------------------
Southampton Place Trustee Company Limited                                                    England
------------------------------------------------------------------------------------------------------------------------
Southern Marine & Aviation Underwriters, Inc.                                                Louisiana
------------------------------------------------------------------------------------------------------------------------
Southern Marine & Aviation, Inc.                                                             Louisiana
------------------------------------------------------------------------------------------------------------------------
Stephen F. Beard, Inc.                                                                       Puerto Rico
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Sudzucker Versicherungs-Vermittlungs GmbH                                                    Germany
------------------------------------------------------------------------------------------------------------------------
Sundance B.V.                                                                                Netherlands
------------------------------------------------------------------------------------------------------------------------
Syndicate and Corporate Management Services Inc.                                             Delaware
-----------------------------------------------------------------------------------------------------------------------
Syndicate and Corporate Management Services Limited                                          Bermuda
------------------------------------------------------------------------------------------------------------------------
Technical Insurance Management Services Pty Limited                                          Australia
------------------------------------------------------------------------------------------------------------------------
TH Lee Putnam Equity Managers Trust                                                          Massachusetts
------------------------------------------------------------------------------------------------------------------------
The Carpenter Management Corporation                                                         Delaware
------------------------------------------------------------------------------------------------------------------------
The Financial & Insurance Advice Centre Limited                                              England
------------------------------------------------------------------------------------------------------------------------
The Marsh Centre Limited                                                                     England
------------------------------------------------------------------------------------------------------------------------
The Medisure Group Limited                                                                   England
------------------------------------------------------------------------------------------------------------------------
The Putnam Advisory Company, LLC                                                             Delaware
------------------------------------------------------------------------------------------------------------------------
The Schinnerer Group, Inc.                                                                   Delaware
------------------------------------------------------------------------------------------------------------------------
Tobelan S.A.                                                                                 Uruguay
------------------------------------------------------------------------------------------------------------------------
Tower Hill Holdings B.V.                                                                     Netherlands
------------------------------------------------------------------------------------------------------------------------
Tower Hill Limited                                                                           England
------------------------------------------------------------------------------------------------------------------------
Tower Hill Property Company Limited                                                          England
------------------------------------------------------------------------------------------------------------------------
Tower Place Developments (West) Limited                                                      England
------------------------------------------------------------------------------------------------------------------------
Tower Place Developments Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
Tower Place Holdings Limited                                                                 England
------------------------------------------------------------------------------------------------------------------------
Transbrasil Ltda.                                                                            Brazil
------------------------------------------------------------------------------------------------------------------------
Transglobe (Guernsey) Limited                                                                Guernsey
------------------------------------------------------------------------------------------------------------------------
Transglobe Management (Bermuda) Ltd.                                                         Bermuda
------------------------------------------------------------------------------------------------------------------------
Travelgold Mexico, S.A. de C.V.                                                              Mexico
------------------------------------------------------------------------------------------------------------------------
Triad Services, Inc.                                                                         Delaware
------------------------------------------------------------------------------------------------------------------------
Triad Underwriting Management Agency, Inc.                                                   Delaware
------------------------------------------------------------------------------------------------------------------------
Troika Insurance Company Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
U.T.E. Marsh - Aon Gil y Carvajal                                                            Spain
------------------------------------------------------------------------------------------------------------------------
U.T.E. Marsh - Disbrok                                                                       Spain
------------------------------------------------------------------------------------------------------------------------
U.T.E. Marsh - Eurobrok                                                                      Spain
------------------------------------------------------------------------------------------------------------------------
U.T.E. Marsh McLennan - Cobian & Cobian                                                      Spain
------------------------------------------------------------------------------------------------------------------------
U.T.E. Marsh McLennan - Cobian & Cobian - La Coruna                                          Spain
------------------------------------------------------------------------------------------------------------------------
U.T.E. Marsh-Chang                                                                           Spain
------------------------------------------------------------------------------------------------------------------------
UABDB Marsh Lietuva                                                                          Lithuania
------------------------------------------------------------------------------------------------------------------------
UBM Consulting France International Management ConsultantsFr                                 France
------------------------------------------------------------------------------------------------------------------------
UBM Consultoria Internacional S/C Ltda.                                                      Brazil
------------------------------------------------------------------------------------------------------------------------
Ulster Insurance Services Limited                                                            Northern Ireland
------------------------------------------------------------------------------------------------------------------------
Uniservice Insurance Service Limited                                                         Bermuda
------------------------------------------------------------------------------------------------------------------------
Unison Management (Bermuda) Limited                                                          Bermuda
------------------------------------------------------------------------------------------------------------------------
Unison Management (Dublin) Limited                                                           Ireland
------------------------------------------------------------------------------------------------------------------------
Unison Management (Finland) Oy                                                               Finland
------------------------------------------------------------------------------------------------------------------------
Unison Management (Scandinavia) AB                                                           Sweden
------------------------------------------------------------------------------------------------------------------------
Unison n.v./s.a.                                                                             Belgium
------------------------------------------------------------------------------------------------------------------------
Unison Technical Services s.c.r.l.                                                           Belgium
------------------------------------------------------------------------------------------------------------------------
Universal Ray S.A.                                                                           Uruguay
------------------------------------------------------------------------------------------------------------------------
Unused Subsidiary, Inc.                                                                      New York
------------------------------------------------------------------------------------------------------------------------
Unused Subsidiary, Inc.                                                                      Texas
------------------------------------------------------------------------------------------------------------------------
Van Vugt & Beukers B.V.                                                                      Netherlands
------------------------------------------------------------------------------------------------------------------------
Versicherungs-Vermittlungsgesellschaft fur die Energieversorgung                             Germany
------------------------------------------------------------------------------------------------------------------------
VIC Corporation                                                                              Maine
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Victor O. Schinnerer & Company Limited                                                       England
------------------------------------------------------------------------------------------------------------------------
Victor O. Schinnerer & Company, Inc.                                                         Ohio
------------------------------------------------------------------------------------------------------------------------
Victor O. Schinnerer & Company, Inc. (Delaware)                                              Delaware
------------------------------------------------------------------------------------------------------------------------
Victor O. Schinnerer of Illinois, Inc.                                                       Illinois
------------------------------------------------------------------------------------------------------------------------
Victoria Hall Company Limited                                                                Bermuda
------------------------------------------------------------------------------------------------------------------------
Vikela Marsh (Proprietary) Limited                                                           South Africa
------------------------------------------------------------------------------------------------------------------------
VW Versicherungsvermittlungs-GmbH                                                            Germany
------------------------------------------------------------------------------------------------------------------------
W.M. Mercer SA                                                                               Switzerland
------------------------------------------------------------------------------------------------------------------------
White Kennett Limited                                                                        England
------------------------------------------------------------------------------------------------------------------------
Wigham Poland (Hellas) Limited                                                               Greece
------------------------------------------------------------------------------------------------------------------------
Wigham Poland Australia Pty. Limited                                                         Australia
------------------------------------------------------------------------------------------------------------------------
Wigham Poland Aviation Limited                                                               England
------------------------------------------------------------------------------------------------------------------------
Wigham Poland Limited                                                                        England
------------------------------------------------------------------------------------------------------------------------
Wigham Poland Reinsurance Brokers Hellas Limited                                             Greece
------------------------------------------------------------------------------------------------------------------------
Wigham Poland Reinsurance Brokers Limited                                                    England
------------------------------------------------------------------------------------------------------------------------
Willcox Johnson & Higgins Limited                                                            England
------------------------------------------------------------------------------------------------------------------------
Willcox, Barringer & Co. (California) Inc.                                                   California
------------------------------------------------------------------------------------------------------------------------
William M. Mercer (Aust) Limited                                                             Australia
------------------------------------------------------------------------------------------------------------------------
William M. Mercer (Isle of Man) Limited                                                      Isle of Man
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Cullen Egan Dell Limited                                                   Australia
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Europe                                                                     France
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Fraser (Irish Pensioneer Trustees) Limited                                 Ireland
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Fraser Limited                                                             England
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Limited                                                                    England
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Limited (NZ)                                                               New Zealand
------------------------------------------------------------------------------------------------------------------------
William M. Mercer Philippines, Incorporated                                                  Philippines
------------------------------------------------------------------------------------------------------------------------
William M. Mercer-Faugere & Jutheau (S.A.R.L.)                                               France
------------------------------------------------------------------------------------------------------------------------
William M. Mercer-MPA Limited                                                                Hong Kong
------------------------------------------------------------------------------------------------------------------------
Wilson McBride, Inc.                                                                         Ohio
------------------------------------------------------------------------------------------------------------------------
Winchester Bowring Limited                                                                   England
------------------------------------------------------------------------------------------------------------------------
WMM Haneveld Investment Consulting B.V.N                                                     Netherlands
------------------------------------------------------------------------------------------------------------------------
WMM Services, Inc.                                                                           Delaware
------------------------------------------------------------------------------------------------------------------------
World Insurance Network Limited                                                              England
------------------------------------------------------------------------------------------------------------------------
Worldwide Energy Insurance Services, Inc.                                                    Wisconsin
------------------------------------------------------------------------------------------------------------------------
Yarmouth Insurance Limited                                                                   Bermuda
------------------------------------------------------------------------------------------------------------------------